UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2016

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

On July 20, 2016, Guy Rogers notified Mitcham Industries, Inc. (the “Company”) of his intent to resign from his position as Vice President — Business Development, effective Wednesday, July 20, 2016. Mr. Rogers will continue as an employee of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) on July 20, 2016 in Huntsville, Texas. At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve an amendment to the Amended and Restated Awards Plan and the material terms of the plan; (3) approve, on an advisory basis, Named Executive Officer compensation; and (4) ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2017. Each proposal was described in the Company’s Notice of Annual Meeting and the Company’s Definitive Proxy Statement on Schedule 14A, which were each filed with the Securities and Exchange Commission on May 16, 2016. The following actions were taken by the Company’s shareholders at the Annual Meeting with respect to each of the proposals:

1.	Elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	6,124,502	2,883,731	1,460,656
Robert P. Capps	8,196,080	812,153	1,460,656
R. Dean Lewis	8,168,178	840,055	1,460,656
Robert J. Albers	8,528,875	479,258	1,460,656
Thomas S. Glanville	8,643,379	364,854	1,460,656
Marcus Rowland	8,642,205	366,028	1,460,656

2.	Approve an amendment to the amended and restated stock awards plan and the material terms of the plan:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,443,778	545,427	19,028	1,460,656

3.	Approve, on an advisory basis, Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
6,481,464	2,504,307	22,462	1,460,656

4.	Ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2017:

Voted For	Voted Against	Abstentions
10,200,238	257,020	11,631

Item 8.01 Other Events.

Appointment of Officers

On July 20, 2016, the Board appointed Dean Dennison as Vice President — Leasing Operations, Mark Welker as Vice President – Seamap, and Frank Cobis as Vice President – Klein. Mr. Dennison has served as General Manager of the Company’s Canadian subsidiary, Mitcham Canada ULC, since 2004. Mr. Welker has served as Managing Director of the Company’s subsidiary Seamap Pte. Ltd. since its acquisition by the Company in July 2005. Mr. Cobis has served as General Manager of the Company’s subsidiary Klein Marine Systems, Inc. (‘Klein’) since the Company’s acquisition of Klein in December 2015. Prior to that he was employed by the predecessor to Klein since 2004 in increasing management positions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

July 25, 2016	By:	Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer and Chief Financial Officer